UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

EFT HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53730	20-1211204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17800 Castleton Street

Suite 300

City of Industry, CA 91748
(Address of principal executive offices, including zip code)

(626) 581 3335

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant’s Certifying Accountant

On July 30, 2012, EFT Holdings, Inc. (the “Company”), received a notification from Child, Van Wagoner & Bradshaw, PLLC (“CVB”), the Company’s independent registered public accounting firm, wherein CVB provided notice of the cessation of its accounting practice for Securities and Exchange Commission (“SEC”) reporting companies with effect from August 1, 2012. As a consequence, effective August 1, 2012, the Company dismissed CVB as the Company's principal accountant for the Company's fiscal year ending March 31, 2013 and the interim periods for 2012 and 2013.

The reports of CVB on the Company’s consolidated financial statements for the years ended March 31, 2012 and 2011, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two most recent fiscal years ended March 31, 2012 and 2011, and the subsequent periods through the effective date of the resignation of CVB, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of CVB, would have caused CVB to make reference thereto in its reports on the Company’s consolidated financial statements for such periods.

There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Company’s fiscal years ended March 31, 2012 and 2011, and any subsequent interim period, including the interim period up to and including the effective date of resignation of CVB, except as to the following material weaknesses in the Company’s internal controls over financial reporting as indentified in the Annual Report filed on Form 10-K for the year ended March 31, 2011:

•	The Company initiated material investments without the proper approval of the Company’s board of directors.

•	The Company has one individual, a consultant, with the ability and knowledge to create changes, and move them into the information system’s production environment.

•	The Company has one individual, a consultant, with full control over the development, test and production of its information systems production environment.

•	The Company’s information systems developer records changes in a manual log. The Company’s information system does not have proper tools in place to track changes made in its system.

•	Web-based application security controls are not adequate to prevent a breach in the Company’s information system.

•	There is a lack of the information system resources needed to properly execute controls, including logical and physical access controls.

The above noted material weaknesses were not remediated as of March 31, 2012.

The Company provided CVB with a copy of the disclosure set forth in this Current Report on Form 8-K, and requested that CVB furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of CVB’s letter to the SEC is filed hereto as Exhibit 16.1.

Anderson Bradshaw PLLC (“Anderson Bradshaw”), which is a separate legal entity, has been established as a successor firm to CVB and will continue to perform audits for SEC reporting companies. Upon the recommendation of the audit committee of the board of directors of the Company, and as ratified and approved by the board of directors of the Company, Anderson Bradshaw was appointed as the Company’s independent registered public accounting firm with effect from August 1, 2012. On August 1, 2012, Anderson Bradshaw accepted the engagement as the Company's independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

Exhibit No. Description

16.1	Letter of Child, Van Wagoner & Bradshaw, PLLC dated August 6, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFT Holdings, Inc
(Registrant)

Date: August 7, 2012	By:	/s/ William E. Sluss
William E. Sluss Principal Financial and Accounting Officer

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